UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11451 Katy Freeway, Suite 500

Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 598-8600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8–K/A amends and supplements the Current Report on Form 8–K filed by Black Elk Energy Offshore Operations, LLC on June 3, 2011 (the “Original Form 8-K”). The Original Form 8–K is being amended by this Form 8–K/A to include the audited and unaudited financial statements and other information required by Item 9.01 of Form 8–K. No other amendments to the Form 8–K are being made by this Form 8–K/A (Amendment No. 1).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Statements of Revenues and Direct Operating Expenses of Merit Energy Company’s Oil and Gas Properties under Contract for Purchase by Black Elk Energy Offshore Operations, LLC for the Three Months Ended March 31, 2011 and 2010 (Unaudited) and the Years Ended December 31, 2010, 2009 and 2008 are included as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Financial Information including the Unaudited Pro Forma Balance Sheet as of March 31, 2011 and the Unaudited Pro Forma Statements of Operations for the three months ended March 31, 2011 and for the year ended December 31, 2010 are included as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Statements of Revenues and Direct Operating Expenses of Merit Energy Company’s Oil and Gas Properties under Contract for Purchase by Black Elk Energy Offshore Operations, LLC for the Three Months Ended March 31, 2011 and 2010 (Unaudited) and the Years Ended December 31, 2010, 2009 and 2008.

99.2	Unaudited Pro Forma Financial Information including the Unaudited Pro Forma Balance Sheet as of March 31, 2011 and the Unaudited Pro Forma Statements of Operations for the three months ended March 31, 2011 and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2011

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	Black Elk Energy, LLC, its sole member

By:	/s/ James Hagemeier
	Name:	James Hagemeier
	Title:	Vice President, Chief Financial Officer and Manager

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statements of Revenues and Direct Operating Expenses of Merit Energy Company’s Oil and Gas Properties under Contract for Purchase by Black Elk Energy Offshore Operations, LLC for the Three Months Ended March 31, 2011 and 2010 (Unaudited) and the Years Ended December 31, 2010, 2009 and 2008.

99.2	Unaudited Pro Forma Financial Information including the Unaudited Pro Forma Balance Sheet as of March 31, 2011 and the Unaudited Pro Forma Statements of Operations for the three months ended March 31, 2011 and for the year ended December 31, 2010.